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                                                                      Exhibit 21

                           SUBSIDIARIES OF THE COMPANY

         Certain active subsidiaries of the Company and their subsidiaries as of December 31, 2002, are listed below. The names of certain subsidiaries, which considered in the aggregate would not constitute a significant subsidiary, have been omitted.

                                                                                           State or
                                                                                          Country of
                  Name                                                                   Organization
                  ----                                                                   ------------

                                          KRAFT FOODS INC
                                          ---------------
152999 Canada Inc ....................................................................     Canada
AB Kraft Foods Lietuva ...............................................................     Lithuania
Aberdare Developments Ltd ............................................................     Virgin Islands (British)
AGF Pack, Inc. .......................................................................     Japan
AGF SP, Inc. .........................................................................     Japan
Airco IHC, Inc. ......................................................................     Delaware
Ajinomoto General Foods, Inc. ........................................................     Japan
Alimentos Especiales, Sociedad Anonima ...............................................     Guatemala
Balance Bar Company ..................................................................     Delaware
Beijing Nabisco Food Company Ltd .....................................................     China
Biscuits Delacre B.V..................................................................     Netherlands
Boca Foods Company....................................................................     Delaware
Burlington Foods, Inc ................................................................     Delaware
Cafe Grand 'Mere S.A.S. ..............................................................     France
Callard & Bowser-Suchard, Inc. .......................................................     Delaware
Capri Sun, Inc. ......................................................................     Delaware
Carlton Lebensmittelvertriebs GmbH ...................................................     Germany
Carnes y Conservas Espanolas, S.A. ...................................................     Spain
Churny Company, Inc. .................................................................     Delaware
Closed Joint Stock Company Kraft Foods Rus ...........................................     Russian Federation
Closed Joint Stock Company Kraft Foods Ukraine .......................................     Ukraine
Compania Venezolana de Conservas C.A. ................................................     Venezuela
Consiber, S.A. .......................................................................     Spain
Convenco Holding C.A. ................................................................     Venezuela
Corporativo Kraft, S. de R.L. de C.V. ................................................     Mexico
Cote d'Or Italia S.r.l. ..............................................................     Italy
Croky Chips B.V.  ....................................................................     Netherlands
Deluxestar Limited ...................................................................     United Kingdom
Dong Suh Foods Corporation ...........................................................     Korea, Republic of
Dong Suh Oil & Fats Co., Ltd. ........................................................     Korea, Republic of
El Gallito Industrial, S.A. ..........................................................     Costa Rica
Estrella A/S  ........................................................................     Denmark
Estrella Eesti Osauhing   ............................................................     Estonia
Fattorie Osella S.p.A. ...............................................................     Italy
Finalrealm Ltd. ......................................................................     United Kingdom
Fleischmann Nabisco Uruguay S.A. .....................................................     Uruguay
Franklin Baker Company of the Philippines ............................................     Philippines
Freezer Queen Foods (Canada) Limited .................................................     Canada
FRN Alimentos do Nordeste Ltda. ......................................................     Brazil
Fulmer Corporation Limited ...........................................................     Bahamas


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Gellatas United Biscuits, S.A. .......................................................     Spain
Gelatinas Ecuatoriana S.A. ...........................................................     Ecuador
General Foods Foreign Sales Corporation ..............................................     Virgin Islands (U.S.)
Grundstucksgemeinschaft Kraft Foods ..................................................     Germany
HAG GF AG ............................................................................     Germany
HAG-Coffex SNC .......................................................................     France
Hervin Holdings, Inc. ................................................................     Delaware
Industrias Alimenticias Maguary Ltda. ................................................     Brazil
Iracema Industrias de Caju Ltda. .....................................................     Brazil
Jacobs Suchard Alimentos do Brasil Ltda.  ............................................     Brazil
Kar Gida Sanayi Ve Ticaret Anonim Sirketi  ...........................................     Turkey
KFI-USLLC I ..........................................................................     Delaware
KFI-USLLC II  ........................................................................     Delaware
KFI-USLLC IX .........................................................................     Delaware
KFI-USLLC V ..........................................................................     Delaware
KFI-USLLC VII  .......................................................................     Delaware
KFI-USLLC XI .........................................................................     Delaware
Koninklijke Verkade N.V. .............................................................     Netherlands
KP Foods France S.A. .................................................................     France
Kraft Canada Inc. ....................................................................     Canada
Kraft Direct, Inc. ...................................................................     Delaware
Kraft Food Ingredients Corp. .........................................................     Delaware
Kraft Foods (New Zealand) Limited  ...................................................     New Zealand
Kraft Foods (Philippines), Inc. ......................................................     Philippines
Kraft Foods (Puerto Rico), Inc. ......................................................     Puerto Rico
Kraft Foods (Thailand) Limited .......................................................     Thailand
Kraft Foods Argentina S.A. ...........................................................     Argentina
Kraft Foods AS .......................................................................     Norway
Kraft Foods Belgium S.A. .............................................................     Belgium
Kraft Foods Brasil S.A. ..............................................................     Brazil
Kraft Foods Bulgaria AD ..............................................................     Bulgaria
Kraft Foods Caribbean Sales Corp.  ...................................................     Delaware
Kraft Foods Central & Eastern Europe Service BV ......................................     Netherlands
Kraft Foods Chile S.A. ...............................................................     Chile
Kraft Foods Colombia S.A. ............................................................     Colombia
Kraft Foods Costa Rica, S.A. .........................................................     Costa Rica
Kraft Foods CR s.r.o. ................................................................     Czechoslovakia
Kraft Foods Danmark ApS ..............................................................     Denmark
Kraft Foods Danmark Holding A/S ......................................................     Denmark
Kraft Foods de Mexico, S. de R.L. de C.V. ............................................     Mexico
Kraft Foods Deutschland GmbH & Co. KG.................................................     Germany
Kraft Foods Deutschland Holding GmbH .................................................     Germany
Kraft Foods Dominicana, S.A. .........................................................     Dominican Republic
Kraft Foods Ecuador S.A. .............................................................     Ecuador
Kraft Foods Egypt LLC ................................................................     Egypt
Kraft Foods Espana, S.A. .............................................................     Spain
Kraft Foods France ...................................................................     France
Kraft Foods Hellas S.A. ..............................................................     Greece
Kraft Foods Holding (Europa) GmbH ....................................................     Switzerland
Kraft Foods Holdings, Inc. ...........................................................     Delaware
Kraft Foods Holland Holding B.V. .....................................................     Netherlands


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Kraft Foods Honduras, S.A. ...........................................................     Honduras
Kraft Foods Hors Domicile ............................................................     France
Kraft Foods Hungaria Kft. ............................................................     Hungary
Kraft Foods Inc. .....................................................................     Virginia
Kraft Foods International (EU) Ltd. ..................................................     United Kingdom
Kraft Foods International Inc ........................................................     Delaware
Kraft Foods Investments Inc ..........................................................     Delaware
Kraft Foods Ireland Limited ..........................................................     Ireland
Kraft Foods Italia S.p.A. ............................................................     Italy
Kraft Foods Jamaica Limited ..........................................................     Jamaica
Kraft Foods Laverune SNC .............................................................     France
Kraft Foods Limited ..................................................................     Australia
Kraft Foods Limited (Asia) ...........................................................     Hong Kong
Kraft Foods Manufacturing Corporation ................................................     Delaware
Kraft Foods Manufacturing GmbH & Co. KG ..............................................     Germany
Kraft Foods Manufacturing Midwest, Inc. ..............................................     Delaware
Kraft Foods Manufacturing West, Inc. .................................................     Delaware
Kraft Foods Maroc SA .................................................................     Morocco
Kraft Foods Mexico Holding I B.V. ....................................................     Netherlands
Kraft Foods Mexico Holding II B.V. ...................................................     Netherlands
Kraft Foods Namur S.A. ...............................................................     Belgium
Kraft Foods Nederland B.V. ...........................................................     Netherlands
Kraft Foods Norge AS .................................................................     Norway
Kraft Foods North America, Inc. ......................................................     Delaware
Kraft Foods Oesterreich GmbH .........................................................     Austria
Kraft Foods Panama, S.A. .............................................................     Panama
Kraft Foods Peru S.A. ................................................................     Peru
Kraft Foods Polska Sp.z o.o. .........................................................     Poland
Kraft Foods Portugal Produtos Alimentares Lda. .......................................     Portugal
Kraft Foods Produktion GmbH ..........................................................     Germany
Kraft Foods R & D, Inc. ..............................................................     Delaware
Kraft Foods Romania SA ...............................................................     Romania
Kraft Foods Schweiz AG ...............................................................     Switzerland
Kraft Foods Schweiz Holding AG .......................................................     Switzerland
Kraft Foods Slovakia, a.s. ...........................................................     Slovak Republic
Kraft Foods Strasbourg SNC ...........................................................     France
Kraft Foods Sverige AB ...............................................................     Sweden
Kraft Foods Sverige Holding AB .......................................................     Sweden
Kraft Foods Taiwan Limited ...........................................................     Taiwan, Province of China
Kraft Foods UK Ltd. ..................................................................     United Kingdom
Kraft Foods Uruguay, S.A. ............................................................     Uruguay
Kraft Foods Venezuela, C.A. ..........................................................     Venezuela
Kraft Gida Pazarlama ve Ticaret A.S. .................................................     Turkey
Kraft Guangtong Food Company, Limited ................................................     China
Kraft Japan, K.K. ....................................................................     Japan
Kraft Korea Inc. .....................................................................     Korea, Republic of
Kraft Pizza Company ..................................................................     Delaware
Kraft Suchard Nicaragua S.A. .........................................................     Nicaragua
Kraft Tianmei Food (Tianjin) Co., Ltd. ...............................................     China
Krema Limited ........................................................................     Ireland
KTL S. de R.L. de C.V. ...............................................................     Mexico


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Landers y Cia. S.A. ..................................................................     Colombia
Lanes Biscuits Pty Ltd ...............................................................     Australia
Lanes Food (Australia) Pty Ltd .......................................................     Australia
Lanes Food Group Limited .............................................................     New Zealand
Limited Liability Company Kraft Foods ................................................     Russian Federation
LLC (000) Kraft Foods Sales and Marketing  ...........................................     Russian Federation
Lowney Inc. ..........................................................................     Canada
Marsa Kraft Foods Sabanci Gida Sanayi ve Ticaret A.S. ................................     Turkey
Merola Finance B.V. ..................................................................     Netherlands
Mirabell Salzburger Confiserie-Und Bisquit GmbH ......................................     Austria
N.V. Biscuits Delacre S.A. ...........................................................     Belgium
N.V. Westimex Belgium S.A. ...........................................................     Belgium
Nabisco (China) Limited ..............................................................     China
Nabisco (Thailand) Limited ...........................................................     Thailand
Nabisco Arabia Co. Ltd. ..............................................................     Saudi Arabia
Nabisco Caribbean Export, Inc. .......................................................     Delaware
Nabisco de Nicaragua, S.A. ...........................................................     Nicaragua
Nabisco Euro Holdings Ltd. ...........................................................     Cayman Islands
Nabisco Food (Suzhou) Co. Ltd. .......................................................     China
Nabisco Group Ltd. ...................................................................     Delaware
Nabisco Hong Kong Limited ............................................................     Hong Kong
Nabisco International, Inc. ..........................................................     Delaware
Nabisco International, S.A. ..........................................................     Panama
Nabisco Inversiones S.R.L. ...........................................................     Argentina
Nabisco Investments, Inc. ............................................................     Delaware
Nabisco Philippines, Inc. ............................................................     Philippines
Nabisco Royal Argentina LLC ..........................................................     Delaware
Nabisco Royal de Honduras, S.A. ......................................................     Honduras
Nabisco Royal, Inc. ..................................................................     New York
Nabisco Taiwan Corporation ...........................................................     Taiwan, Province of China
Nabisco, Inc. Foreign Sales Corporation ..............................................     Virgin Islands (U.S.)
NISA Holdings LLC ....................................................................     Delaware
Oy Kraft Foods Finland Ab ............................................................     Finland
P.T. Kraft Ultrajaya Indonesia .......................................................     Indonesia
Pavlides S.A. Chocolate Manufacturers ................................................     Greece
Pers Gida Sanayi ve Ticaret Anonim Sirketi ...........................................     Turkey
Phenix Leasing Corporation ...........................................................     Delaware
Phenix Management Corporation ........................................................     Delaware
Philip Morris (China) Investments Co., Ltd. ..........................................     China
Productos Kraft, S. de R.L.de C.V ....................................................     Mexico
Productos y Alimentos, S.A. de C.V.  .................................................     El Salvador
PT Nabisco Foods .....................................................................     Indonesia
Regentrealm Limited ..................................................................     United Kingdom
Riespri, S.A. ........................................................................     Spain
Runecorp Limited .....................................................................     United Kingdom
Seven Seas Foods, Inc. ...............................................................     Delaware
Stella D'oro Biscuit Co., Inc. .......................................................     New York
Suchard Limited ......................................................................     United Kingdom
Suchard Schokolade Ges. MbH ..........................................................     Austria
Taloca AG ............................................................................     Switzerland
Taloca Cafe Ltda  ....................................................................     Brazil


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Taloca y Cia Ltda. ...................................................................     Colombia
Tevalca Holding C.A. .................................................................     Venezuela
The Fleischmann Corporation ..........................................................     Delaware
The Hervin Company ...................................................................     Oregon.
U. B. Europe, Middle East and Africa Trading, S.A. ...................................     Spain
UB China Ltd. ........................................................................     China
UB Finance B.V. ......................................................................     Netherlands
UB Group Limited .....................................................................     United Kingdom
UB Humber Limited ....................................................................     United Kingdom
UB International Sales Limited .......................................................     United Kingdom
UB Investments (Netherlands) B.V. ....................................................     Netherlands
UB Limited ...........................................................................     United Kingdom
UB Overseas Limited ..................................................................     United Kingdom
United Biscuits (East China) Limited .................................................     China
United Biscuits (Properties) Limited .................................................     United Kingdom
United Biscuits Asia Pacific Limited .................................................     Hong Kong
United Biscuits Finance plc ..........................................................     United Kingdom
United Biscuits France S.A. ..........................................................     France
United Biscuits Iberia Limitada ......................................................     Portugal
United Biscuits Iberia, S.L.  ........................................................     Spain
United Biscuits Industries S.A.S. ....................................................     France
United Biscuits Tunisia S.A. .........................................................     Tunisia
Vict. Th. Engwall & Co., Inc. ........................................................     Delaware
Votesor BV ...........................................................................     Netherlands
Yili-Nabisco Biscuit & Food Company Limited ..........................................     China